EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Voxware, Inc. (the “Company”) for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Nicholas Narlis, Senior Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

November 19, 2003	/s/ NICHOLAS NARLIS *

Nicholas Narlis Senior Vice President, Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)

*	A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.